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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1998 with respect to the financial statements of South Financial Corporation in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-51451) and related Prospectus of Sunbelt Automotive Group, Inc. for the Registration of 5,500,000 shares of its common stock.


                                               /s/ DAVIS, MONK & COMPANY

Gainesville, Florida

August 7, 1998